SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 27, 2000

                              CompleTel Europe N.V.
               (Exact Name of Registrant as Specified in Charter)


            The Netherlands      000-30075               98-0202823
             (State or other    (Commission             (IRS Employer
             jurisdiction of    File Number)          Identification #)
             incorporation)


                                  Kruisweg 609
                       2132 NA Hoofddorp, The Netherlands
                     (Address of Principal Executive Office)

                                (31) 20 666 1701
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS.
----------------------

         On October 26, 2000, CompleTel Europe N.V. (the "Registrant") issued a press release announcing its financial results for the second quarter ending September 30, 2000. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

         The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

                Not applicable

(b)      Pro Forma Financial Information

                Not applicable

(c)      Exhibits

99.1 Press Release Announcing Registrant's Financial Results for the Third Quarter Ending September 30, 2000




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                       COMPLETEL EUROPE N.V.


DATE: October 27, 2000                 By: /s/ John Hugo
                                           ------------------------
                                           John Hugo

                                           Corporate Controller
                                           (Principal Accounting Officer)



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